Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions and Divestitures

3. Acquisitions and Divestitures

Acquisitions. During the first quarter of 2011, the Company completed an acquisition in its Chassis Systems segment. Based on the fair value of the net assets acquired in comparison to the purchase price, the Company initially recorded a gain on business acquisition of approximately $9 million. The acquisition resulted in a gain due to the seller's decision to exit a non-core business operation. Subsequent to the acquisition, the Company assessed certain contingent liabilities that existed at the acquisition date but for which insufficient information was available at the time to determine the value. During the fourth quarter of 2011, the Company determined approximately $2 million of additional liabilities existed at the acquisition date and decreased the gain accordingly.

Divestitures. During 2011, the Company completed divestitures of certain non-safety related assets and businesses in Asia and its cold forming business in Japan, all of which were included in the Chassis Systems segment. The Company received cash proceeds of approximately $40 million and recognized net gains on sales of $11 million for these asset sales.